Exhibit 99.1

SERIES E PREFERRED STOCK EXCHANGE AGREEMENT

THIS SERIES E PREFERRED STOCK EXCHANGE AGREEMENT is made as of this 15th day of January 2009, by and between Advance Display Technologies, Inc., a Colorado corporation (the “Company”), and Lawrence F. DeGeorge (“Stockholder”).

RECITALS

WHEREAS, the Company’s Board of Directors has resolved to take a series of steps to change the capital structure of the Company, namely: (1) the conversion of the Company’s outstanding convertible promissory notes to Series D Preferred (the “Series D Notes”) into shares of the Company’s Series D Preferred Stock (“Series D Preferred”) at the conversion price of $0.0167 per share set by the Series D Notes; (2) the exchange of all outstanding shares of Series E Preferred Stock (“Series E Preferred”) for shares of the Company’s Common Stock (“Common Shares”) at an exchange price of $1.00 per Common Share; (3) the exchange of all outstanding shares of Series F Preferred Stock (“Series F Preferred”) for Common Shares at $1.00 per Common Share; (4) the exchange of all outstanding shares of Series G Preferred Stock (“Series G Preferred”), for shares of Series D Preferred, at a rate of 1 Series G Preferred share for 1,000 Series D Preferred shares; and (5) a vote of the stockholders of the Company (a) ratifying the foregoing transactions, (b) authorizing a reverse stock split of the Common Stock of up to 20 to 1 (the “Reverse Split”) and (c) approving various amendments to the Company’s Articles of Incorporation consistent therewith, including but not limited to authorizing the shares of capital stock to be issued in the various transactions (the foregoing five (5) steps being collectively referred to herein as the “Recapitalization”);

WHEREAS, the Company currently has issued and outstanding 1,008,985 shares of Series E Preferred, all of which are owned by Stockholder (the “Exchange Shares”);

WHEREAS, the parties wish to value the Exchange Shares for purposes of this Agreement by adding the 5% per annum cumulative dividends provided by the November 26, 2003, Certificate of Designation for the Series E Preferred to Stockholder’s $1,244,409 original purchase price for the Exchange Shares, for a total of $1,267,531 (the “Value”);

WHEREAS, Stockholder wishes to surrender the Exchange Shares for shares of Common Stock based on the Value, utilizing a price of $1.00 per share for the Common Stock, or 1,267,531 shares of Common Stock (the “New Shares”); and

WHEREAS, the Board of Directors of the Company, after being fully advised of the terms of the proposed exchange and the effect thereof, has authorized the issuance of the New Shares to Stockholder upon the surrender of the Exchange Shares.

NOW, THEREFORE, in consideration of the parties’ mutual promises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

1.             Exchange.  Stockholder will surrender all rights to the Exchange Shares, and to any dividends thereon, whereupon the Company will immediately issue to Stockholder the New Shares (the “Exchange”).  The Exchange shall occur simultaneously with, and its effectiveness is conditioned upon, the closing of the Recapitalization (the “Closing”).

2.             Surrender of Series E Preferred Certificates; Issuance of Common Stock Certificates.  At the Closing, Stockholder shall surrender Stockholder’s certificate(s) representing the Exchange Shares to the Company.  Upon receipt of such certificate(s), the Company shall issue to Stockholder a new certificate representing the New Shares.

3.             Legends.  Each certificate representing the New Shares shall bear the following legends:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

4.             Stockholder’s Acknowledgement.  Stockholder hereby acknowledges that, after the Exchange, Stockholder will no longer have any of the rights of the Series E Preferred with respect to the Exchange Shares but will instead have only the rights of holders of Common Stock, as set forth in the Amended and Restated Articles of Incorporation to be submitted to the Company’s stockholders for approval as part of the Recapitalization (the “New Articles”), a copy of which is attached to this Agreement as Exhibit A and incorporated by reference herein.  By surrendering the Exchange Shares at the Closing, Stockholder will be waiving all rights, preferences, claims and benefits arising from Stockholder’s ownership of Series E Preferred under the Company’s existing Articles of Incorporation, as amended (the “Existing Articles”), including the November 26, 2003, Certificate of Designation for the Series E Preferred.

5.             Exchange Before Reverse Split.  Stockholder acknowledges that, on or before the Closing, a majority of the holders of record of the Company’s voting securities must have voted to approve the Recapitalization, including the approval of the Reverse Split, at the Special Meeting of Stockholders.  Stockholder acknowledges and agrees that the New Shares received upon surrender of the Exchange Shares will be subject to, and the number of New Shares will be reduced by, the Reverse Split.

6.             Company’s Representations and Warranties.  The Company represents and warrants that the New Shares will be duly authorized, validly issued, fully paid and nonassessable.

7.             Stockholder’s Representations and Warranties.  Stockholder hereby represents and warrants to the Company as follows:

(a)           Stockholder has had complete and unrestricted access to all material information about the Company, the Exchange, and the Recapitalization that could affect Stockholder’s decision to agree to the Exchange, including but not limited to the Existing Articles and the New Articles.  As a result of Stockholder’s access to such information, Stockholder acknowledges that Stockholder is fully informed and knowledgeable about the Company, its business, operations and plans, and has therefore made a fair and reasoned decision to consent to the Exchange.

(b)           Stockholder acknowledges that an investment in the Common Stock involves a substantial degree of risk and is suitable only for persons with adequate means who have no need for liquidity in their investments.  Stockholder has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of an investment in the Common Stock and the suitability of the investment for Stockholder.  Stockholder is participating in the Exchange for investment purposes only and has no present intention to sell or exchange the New Shares or the Common Shares into which the New Shares are convertible.  Stockholder has adequate means for providing for Stockholder’s current needs in any foreseeable contingency, and therefore has no need to sell the Common Stock in the foreseeable future.

(e)           Stockholder is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.  Stockholder acknowledges that no federal or state agency has made any finding or determination as to the fairness of the Exchange, nor any recommendation or endorsement, of the issuance of the Common Stock in the Exchange.  Stockholder acknowledges that the Common Stock has not been registered under the Securities Act of 1933, as amended (the “Act”), or the blue sky laws of any state.  Stockholder understands that, in issuing the Common Stock in the Exchange, the Company has relied upon an exemption from registration under the Act, the availability of which may depend upon the accuracy of the foregoing representations and warranties of Stockholder.

8.             Miscellaneous.

(a)           Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective; (b) no failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law; (c) this Agreement shall be binding on and inure to the benefit of each party hereto and his or its legal representatives, successors and assigns; (d) this Agreement shall be governed by and construed in accordance with the law of the State of Colorado, without regard to the conflicts of law rules of such state; (e) this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument; (f) the headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement; (g) this Agreement constitutes the entire agreement between and among the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between and among the parties with respect to the subject matter hereof and thereof.  No provision of this Agreement is intended to confer upon any person other than the parties hereto any rights or remedies hereunder; and (h) in case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

ADVANCE DISPLAY TECHNOLOGIES, INC.

By:	/s/ Matthew W. Shankle
Matthew W. Shankle
President & CEO

STOCKHOLDER

By:	/s/ Lawrence F. DeGeorge
Lawrence F. DeGeorge

Exhibit A

AMENDED AND RESTATED ARTICLES OF INCORPORATION